Exhibit 99.1

News Release

UK Competition and Markets Authority to Refer Ritchie Bros.’ Proposed Acquisition of Euro Auctions for Phase 2 Review

VANCOUVER, B.C. (March 4, 2022) – Ritchie Bros. Auctioneers (NYSE: RBA) and (TSX: RBA) ("Ritchie Bros." or the "Company"), a leading global asset management, disposition, and services company today announced that the UK’s Competition and Markets Authority intends to refer Ritchie Bros.’ proposed acquisition of Euro Auctions to a Phase 2 review process. Ritchie Bros. continues to engage with the UK CMA and remains optimistic that the ultimate outcome of the UK CMA’s review will be positive.

About Ritchie Bros.:

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the company’s selling channels include: Ritchie Bros. Auctioneers, the world’s largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance® equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Kruse Energy. The Company’s suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers’ management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services. For more information about Ritchie Bros., visit RitchieBros.com.

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News Release

Caution Regarding Forward-Looking Statements

This news release contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, "forward-looking statements"), including, in particular, statements regarding the ability of Ritchie Bros. to satisfy the conditions in the Euro Auctions acquisition agreement (including the necessary regulatory approval) and consummate the transactions on the anticipated timeline, or at all, the benefits and synergies of the Euro Auctions transaction, future opportunities for the combined businesses of Ritchie Bros. and Euro Auctions, future financial and operational results, personnel matters and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as "expect", "plan, "anticipate", "project", "target", "potential", "schedule", "forecast", "budget", "estimate", "intend" or "believe" and similar expressions or their negative connotations, or statements that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.' control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros. and Euro Auctions operate; each of Ritchie Bros.' and Euro Auctions' ability to satisfy the conditions in the acquisition agreement (including the necessary regulatory approval) and consummate the transactions on the anticipated timetable, or at all; Ritchie Bros.' ability to successfully integrate Euro Auctions' operations and employees with Ritchie Bros.' existing business; the ability to realize anticipated growth, synergies and cost savings in the Euro Auctions transaction; the maintenance of important business relationships; the effects of the Euro Auctions transaction on relationships with employees, customers, other business partners or governmental entities; transaction costs; deterioration of or instability in the economy, the markets we serve or the financial markets generally; currency fluctuations; as well as the risks and uncertainties set forth in Ritchie Bros.' Annual Report on Form 10-K for the year ended December 31, 2021, which is available on the SEC, SEDAR, and Ritchie Bros.' websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.' forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

For more information, please contact:

Ian Malinski

Media Relations Manager

+1.778.331.5432

CorpComm@rbauction.com

For investor inquiries, please contact:

Sameer Rathod

Vice President, Investor Relations & Market Intelligence

+1.510.381.7584

srathod@ritchiebros.com

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